                                                                   EXHIBIT 10.34

                 ASSIGNMENT OF INTERESTS UNDER LEASE AGREEMENT
                 ---------------------------------------------

     THIS ASSIGNMENT OF INTERESTS UNDER LEASE AGREEMENT ("Assignment") is made and entered into this 12th day of May, 1993, by and between Rama Media Investments, Inc., a Tennessee corporation ("Assignor") and House of Blues Los Angeles Restaurant Corp., a Delaware Corporation ("Assignee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, William L. Penzner, Trustee of the William L. Penzner, Trust, as lessor, and Rama Media Investments, Inc., a Tennessee corporation or Assignee, as lessee, did heretofore make and enter into that certain Standard Industrial Lease-Net, dated April 10, 1992, as amended by that First Amendment to Standard Industrial Lease--Net, dated as of September 19, 1992 (said Standard Industrial Lease--Net, as amended (the "Lease")) pursuant to which the said lessee leased from the said lessor that certain real property situated in the County of Los Angeles, State of California, commonly known as 8434 Sunset Boulevard, West Hollywood, California (herein called the "Premises"); and

     WHEREAS, Assignor desires to assign and transfer to Assignee all of the rights and benefits of Assignor in, to and under the said Lease, and in and to the said Premises, upon the terms here-inafter set forth, and the Assignee desires to accept and receive such assignment and to assume all obligations under the Lease and with respect to the Premises arising or accruing from and after the date hereof;

     NOW, THEREFORE, for and in consideration of the above and foregoing premises and the sum of Ten and No/100 Dollars ($10.00) cash in hand paid, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

     1. Assignor does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER unto Assignee, and Assignee's successors and assigns, all of the rights, powers, benefits, privileges and interests of Assignor in, to and under the Lease and in and to the Premises.

     2. By its acceptance hereof, Assignee hereby assumes all obligations of the Assignor as lessee under the Lease, commencing from and after the date of this Assignment, and Assignee agrees that it shall thereby become obligated to keep, fulfill, observe, perform and discharge each and every covenant, duty, debt and obligation that may accrue and become performable, due or owing from and after the date hereof by the lessee under the terms, provisions and conditions of the Lease.

ASSIGNMENT OF INTERESTS
UNDER LEASE AGREEMENTS - Page 1
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     3. This Assignment shall be and is binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have made and executed this Assignment as of the date first set forth hereinabove.

                                             ASSIGNOR:
                                             --------

                                             RAMA MEDIA INVESTMENTS, INC.,
                                             a Tennessee corporation


                                             By:  /s/ Isaac B. Tigrett,
                                                 ---------------------------
                                                 Isaac B. Tigrett, President


                                             ASSIGNEE:
                                             --------

                                             HOUSE OF BLUES LOS ANGELES
                                               RESTAURANT CORP.,
                                             a Delaware corporation


                                             By: /s/ Isaac B. Tigrett,
                                                ----------------------------
                                                Isaac B. Tigrett, President



ASSIGNMENT OF INTERESTS
UNDER LEASE AGREEMENTS - Page 2

STATE OF TEXAS                         (S)
                                       (S)
COUNTY OF DALLAS                       (S)

     BEFORE ME, the undersigned, a Notary Public in and for the County and State aforesaid, on this 12th day of May, 1993, came Isaac B. Tigrett, President of Rama Media Investments, Inc., a corporation duly organized, incorporated and existing under and by virtue of the laws of Tennessee, personally known to me to be the same person who executed, as such officer, the within instrument of writing on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.


                                                  /s/ Tracy D. Detherage
                                                 -----------------------------
                                                 Notary Public, State of Texas

[SEAL]
                                                  /s/ Tracy D. Detherage
                                                 ------------------------------
                                                 Printed Name of Notary Public

My Commission Expires:

      4-11-97
----------------------


ASSIGNMENT OF INTERESTS
UNDER LEASE AGREEMENTS - Page 3
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                             CONSENT TO ASSIGNMENT
                             ---------------------

     The undersigned, as lessor under the Lease (as defined in the above and foregoing Assignment) does hereby consent to the assignment of interests under the Lease by Rama Media Investments, Inc. to House of Blues Los Angeles Restaurant Corp. as set forth in the above and foregoing Assignment and for all purposes under the Lease.

     EXECUTED this 28th day of May, 1993.


                                                  /s/ William L. Penzner
                                                 ------------------------------
                                                 William L. Penzner, Trustee of
                                                 the William L. Penzner Trust

STATE OF CALIFORNIA                    (S)
                                       (S)
COUNTY OF LOS ANGELES                  (S)


     This instrument was ACKNOWLEDGED before me on the 28th day of May, 1993, by William L. Penzner as Trustee of the William L. Penzner Trust.



[S E A L]                                     /s/ Elizabeth H. Maloy
                                             ----------------------------------
                                             Notary Public, State of California

                                                 Elizabeth H. Maloy
                                             ------------------------------
                                             Printed Name of Notary Public
My Commission Expires:

June 2, 1995
----------------------                                    [SEAL]


ASSIGNMENT OF INTERESTS
UNDER LEASE AGREEMENTS - Page 4